Property and Equipment, Net	12 Months Ended
Dec. 31, 2010
Property and Equipment, Net [Abstract]
Property and equipment, net
9.	Property and equipment, net
Property and equipment consisted of the following:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Buildings	235,960	520,359
Furniture, fixtures and office equipment	27,901	45,197
Motor vehicles	8,770	15,305
Machinery and equipment	1,286,232	2,427,277
Leasehold improvements	35,133	50,098
Land	6,723	—

Total	1,600,719	3,058,236
Less: accumulated depreciation	(290,201)	(562,836)

Subtotal	1,310,518	2,495,400
Construction-in-progress	413,924	675,321

Property and equipment, net	1,724,442	3,170,721

As of December 31, 2010, the Group pledged its building with the net book value of RMB 115,869 to secure a long term bank loan of RMB 100,000.
For the years ended December 31, 2008, 2009 and 2010, total interest capitalized was RMB 4,630, RMB 15,464 and RMB 28,626, respectively.
Depreciation expense was RMB 86,847, RMB 160,270 and RMB 285,435 for the years ended December 31, 2008, 2009 and 2010, respectively, and is recorded in manufacturing overhead, selling, general and administrative expenses, research and development expenses.
For the year ended December 31, 2009 and 2010, the Group wrote down the carrying value in the amount of RMB 18,010 and RMB 47,286 of certain machineries respectively. The expense that was recognized from these machineries which were idle or malfunctioned for a prolonged period is as a result of accelerated depreciation from revising their remaining estimated useful life.
For the year ended December 31, 2010, the Group acquired 100 percent of the shares of Shanghai Jinglong Solar Technology Co., Ltd. for a cash consideration of RMB 198,960. This transaction was accounted for as an asset acquisition (Note 23 (d)).